Exhibit 24
               POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                TITLE                            DATE


/s/ Terry M. Murphy      V.P., Chief Financial Officer    February 29, 1996
                         (Principal Financial Officer)


	                    POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                  TITLE               DATE

/s/ Raymond A. Weigel      Director           February 29, 1996


                        POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ George R. Kempton      Director                 February 29, 1996


                        POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Peter W. Gravelle      Director                 February 29, 1996

               POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Robert L. Joseph       Comptroller              February 29, 1996
                           (Principal Accounting Officer)


                         POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Robert J. Ratliff      Director                 February 29, 1996



                         POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Paul K. Gaston         Director                 February 29, 1996




                      POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Grant C. Gentry        Director                 February 29, 1996




                            POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Frederick W. Schwier   Director                 February 29, 1996



                          POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Robert W. Navarre      Director                 February 29, 1996


			POWER OF ATTORNEY




     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint
GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial Corporation, a Form 10-K Annual Report of Kysor
Industrial Corporation for its fiscal year ended December 31, 1995, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.





SIGNATURE                       TITLE               DATE

/s/ Stephen I. D'Agostino  Director                 February 29, 1996